DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net Q3 2022 – Earnings Conference Call Supplemental Materials October 25, 2022 – based on financial results as of September 30, 2022 Exhibit 99.3

DELIVERING GOODS for THE GOOD of ALL /// 2 Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future, including the potential financial and operational impacts of the COVID-19 pandemic. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K. Forward Looking Statements

DELIVERING GOODS for THE GOOD of ALL /// Key Messages from Q3-22 Conference Call 3 Adjusted EPS* from continuing operations of $0.34, up $0.20 sequentially and $0.16 YoY FLRD remains positive at 11.0%; utilization up to 97.9% Completed $254M railcar sale to Wafra, resulting in a gain of $25M Multi-year railcar order raises backlog to $4.1B and proves strength in market demand * See appendix for reconciliation of non-GAAP measures

DELIVERING GOODS for THE GOOD of ALL /// Rail Market Update and Commercial Overview 4 Rail Traffic Impacted by Labor Shortages (1) Railcar Storage Levels Remain Low (2) FLRD and Utilization are Favorable Received Large Multi-Year Order in Q3 2022 Fl ee t U ti liz at io n FLR D Fleet Utilization FLRD (3) Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 90% 95% 100% 0% 10% 20% Orders Deliveries Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 0 5,000 10,000 15,000 20,000 See appendix for footnotes 2019 2020 2021 2022 Five-Year Average 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 500,000 625,000 750,000 Storage Rate Five-Year Average Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 15% 20% 25% 30% 35%

DELIVERING GOODS for THE GOOD of ALL /// Q3-22 Financial Results Summary – Year over Year 5 Q3-22 Revenue $497M Q3-22 Cash Flow, Continuing Ops $9M Q3-22 EPS, Adjusted* $0.34 Q3-22 Free Cash Flow* $(42)M * See appendix for reconciliation of non-GAAP measures $+0.16 +18% -91% -127%

DELIVERING GOODS for THE GOOD of ALL /// Trinity Business Segment Performance Trends 6 Rail Products Segment Revenue Drivers ◦ Quarterly revenue improved with higher volume of deliveries and favorable pricing adjustments Rail Products Margin Performance Drivers ◦ Margins improved on better pricing and higher deliveries ▪ Operating margin of 4.4% in the quarter includes a gain of $1.1M on insurance recoveries ▪ Segment margin includes gains from insurance recoveries in Q3 2021, Q4 2021, Q1 2022, and Q3 2022 Leasing Operations Revenue and Operating Profit Margin (1) Rail Products Segment Revenue and Operating Profit Margin See appendix for footnotes (i n m ill io n s) Leasing Operations Revenue OP Margin Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 $0 $50 $100 $150 $200 —% 20% 40% 60% (i n m ill io n s) Rail Products Revenue Maintenance Services Revenue OP Margin Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 $0 $250 $500 $750 (2)% —% 2% 4% 6% Leasing Segment Revenue Drivers ◦ Fleet utilization of 97.9%, renewal success rate of 82% ◦ FLRD remains positive at 11.0% ◦ Revenue impacted by a change in fleet composition as a result of net fleet investment activities Leasing Margin Performance Drivers ◦ Margin declined sequentially on higher fleet operating costs ◦ Accelerated depreciation for sustainable railcar conversions

DELIVERING GOODS for THE GOOD of ALL /// Executing on Strategic Initiatives to Improve Pre-Tax ROE 7 LTV(1) of 67.4% Amended credit facility and warehouse facility in Q3 Balance Sheet Optimization 15,000 railcar ($1.8B) multi-year order added to backlog in Q3 2,420 sustainable railcar conversions in backlog Backlog Visibility Continued focus on lower breakeven points Enhance value of outsourced fabrication activities Manufacturing Cost Improvement Open market repurchases in the quarter of $14M $34M remaining on current authorization Capital Allocation Execution YTD net investment in lease fleet of $176M including $254M asset sale to Wafra in Q3 Fleet utilization of 97.9% at pre-pandemic levels Lease Fleet Optimization *See appendix for footnotes and reconciliation of non-GAAP measures Lower Cost of Capital | Reduce Cyclicality | Improve Rail Supply Chain LTM Q3-22* LT Goal 9.6% 7.1% Mid-Teen Pre-Tax ROE Goal

DELIVERING GOODS for THE GOOD of ALL /// Revenue and EPS Growth Improvement Q3 2022 Financial Summary: Income Statement: • Total revenues of $497M reflect higher railcar deliveries • Earnings per share from continuing operations of $0.35 ◦ Adjusted EPS of $0.34* • Benefited from $300M in lease portfolio sales Cash Flow: • Cash flow impacted by cyclical shifts in anticipation of higher volumes of railcar deliveries and continued supply chain challenges ◦ Cash flow from continuing operations of $9M ◦ Free cash flow of $(42)M* after investments and dividends • YTD net lease fleet investment of $176M • YTD investment of $26M in manufacturing and general capex • YTD shareholder returns of $123M through share repurchases and dividends paid Strong Performance Trends and Key Highlights 8 Cash Flow Reflects Supply Chain Challenges and Timing * See appendix for reconciliation of non-GAAP measures (i n m ill io n s) Leasing Rail Products Adj EPS, Cont Ops (Diluted) * Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 $0 $250 $500 $0.00 $0.20 $0.40 (i n m ill io n s) Cash Flow from Cont Ops Free Cash Flow * Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 $(100) $0 $100 $200

DELIVERING GOODS for THE GOOD of ALL /// 9 Unencumbered Railcars $351M • Pledge to warehouse • Additional assets can be sold or financed • LTV of 67.4% for the wholly-owned lease portfolio as of Q3-22(2) CAPITAL LEVERS Recourse Debt $459M @ ~4.7%(1) Non-recourse Debt $5.0B @ ~3.5%(1) • Low-cost funds • Flexible term structures • No maturities until 2024 DEBT STRUCTURE Cash & Equivalents $59M Revolver Availability $264M Warehouse Availability $142M LIQUIDITY Solid Liquidity of $465M(1) Attractive Debt Structures Conservative Capitalization See appendix for footnotes Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation

DELIVERING GOODS for THE GOOD of ALL /// Management Outlook for Business Performance 10 C ap it al A llo ca ti on FY 2022 Summary Detail Industry Deliveries 40K – 50K railcars Does not include sustainable railcar conversions Net Fleet Investment $250M – $300M Lowered to account for deliveries moving to next year as well as higher than expected railcar sales Manufacturing and General Capital Expenditures $35M – $45M Investments in safety, efficiency, and automation EPS from Continuing Operations $0.90 – $1.10 Excludes gains on insurance recoveries and other items outside of our normal business operations Any forward-looking statements made by the Company speak only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

DELIVERING GOODS for THE GOOD of ALL /// Key Messages from Q3-22 Conference Call 11 Adjusted EPS* from continuing operations of $0.34, up $0.20 sequentially and $0.16 YoY FLRD remains positive at 11.0%; utilization up to 97.9% Completed $254M railcar sale to Wafra, resulting in a gain of $25M Multi-year railcar order raises backlog to $4.1B and proves strength in market demand * See appendix for reconciliation of non-GAAP measures

DELIVERING GOODS for THE GOOD of ALL /// Trinity Q3-22 Earnings Conference Call 12 Q&A

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results 13 Three Months Ended September 30, 2022 (in millions, except per share amounts) GAAP Gains on dispositions of property – other (1) Interest expense, net (2) Adjusted Operating profit $ 92.7 $ (1.1) $ — $ 91.6 Income from continuing operations before income taxes $ 38.3 $ (1.1) $ (0.3) $ 36.9 Provision (benefit) for income taxes $ 8.6 $ (0.3) $ (0.1) $ 8.2 Income from continuing operations $ 29.7 $ (0.8) $ (0.2) $ 28.7 Net income from continuing operations attributable to Trinity Industries, Inc. $ 29.2 $ (0.8) $ (0.2) $ 28.2 Diluted weighted average shares outstanding 83.3 83.3 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.35 $ 0.34 (1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of gains on dispositions of other property, interest expense, net, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results 14 (1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of gains on dispositions of other property, restructuring activities, interest expense, net, and certain other transactions or events (as applicable).These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. Nine Months Ended September 30, 2022 (in millions, except per share amounts) GAAP Gains on dispositions of property – other (1) Restructuring activities, net Interest expense, net (2) Adjusted Operating profit $ 220.5 $ (7.5) $ 1.0 $ — $ 214.0 Income from continuing operations before income taxes $ 73.5 $ (7.5) $ 1.0 $ (1.0) $ 66.0 Provision (benefit) for income taxes $ 17.4 $ (1.9) $ 0.3 $ (0.3) $ 15.5 Income from continuing operations $ 56.1 $ (5.6) $ 0.7 $ (0.7) $ 50.5 Net income from continuing operations attributable to Trinity Industries, Inc. $ 48.2 $ (5.6) $ 0.7 $ (0.7) $ 42.6 Diluted weighted average shares outstanding 84.4 84.4 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.57 $ 0.50

DELIVERING GOODS for THE GOOD of ALL /// Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 (in millions) Net cash provided by (used in) operating activities – continuing operations $ 93.9 $ 196.8 $ 28.5 $ (89.8) $ 8.7 Proceeds from lease portfolio sales 315.7 49.8 71.1 144.1 299.6 Adjusted Net Cash Provided by Operating Activities 409.6 246.6 99.6 54.3 308.3 Capital expenditures – manufacturing and other (2.6) (6.7) (2.3) (16.5) (6.9) Dividends paid to common shareholders (21.1) (20.0) (19.1) (20.2) (19.0) Free Cash Flow (before Capital expenditures – leasing) 385.9 219.9 78.2 17.6 282.4 Equity CapEx for leased railcars (from table below) (226.8) (191.9) (30.4) (22.9) (324.8) Total Free Cash Flow After Investments and Dividends $ 159.1 $ 28.0 $ 47.8 $ (5.3) $ (42.4) Capital expenditures – leasing $ 112.2 $ 183.3 $ 84.6 $ 329.5 $ 277.0 Less: Payments to retire debt (331.6) (59.0) (73.0) (760.3) (518.2) Proceeds from issuance of debt 217.0 50.4 127.2 1,066.9 470.4 Net proceeds from (repayments of) debt (114.6) (8.6) 54.2 306.6 (47.8) Equity CapEx for leased railcars $ 226.8 $ 191.9 $ 30.4 $ 22.9 $ 324.8 Reconciliation: Walking FCF Beyond Lease Investment 15 Total Free Cash Flow After Investments and Dividends (“Free Cash Flow”) is a non-GAAP financial measure. Free Cash Flow is defined as net cash provided by (used in) operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from lease portfolio sales, less capital expenditures for manufacturing, dividends paid, and Equity CapEx for leased railcars. Equity CapEx for leased railcars is defined as leasing capital expenditures, adjusted to exclude net proceeds from (repayments of) debt. We believe Free Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our ability to fund our operations and repay our debt. Free Cash Flow is reconciled to net cash provided by (used in) operating activities from continuing operations, the most directly comparable GAAP financial measure, in the table above. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Total Company Pre-Tax ROE 16 (1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Excludes $81.3 million of non-cash impairment of long-lived asset charges associated with the noncontrolling interest recorded in the second quarter of 2020. (3) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021. (4) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. (5) Return on Equity is calculated as income (loss) from continuing operations divided by average total stockholders' equity. (6) Pre-Tax Return on Equity is calculated as adjusted profit before tax divided by average adjusted stockholders' equity, each as defined below and reconciled above. Pre-Tax Return on Equity (“Pre-Tax ROE”) is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre-Tax ROE as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of the provision or benefit for income taxes, net income or loss attributable to noncontrolling interest, and certain other adjustments, which include gains on dispositions of other property, the controlling interest portion of impairment of long-lived assets and loss on extinguishment of debt, restructuring activities, interest expense, net, and pension plan settlement; and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre-Tax ROE calculation are reconciled to income (loss) from continuing operations and total stockholders’ equity, respectively, which are the GAAP financial measures used in the computation of ROE. Management believes that Pre-Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time. Pre-Tax ROE is used in consideration of the Company’s expected tax position in the near-term. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. LTM September 30, 2022 December 31, 2021 December 31, 2020 ($ in millions) Numerator: Income (loss) from continuing operations $ 77.7 $ 39.3 $ (250.5) Provision (benefit) for income taxes 23.9 15.9 (274.1) Income (loss) from continuing operations before income taxes 101.6 55.2 (524.6) Net (income) loss attributable to noncontrolling interest (13.7) 0.2 78.9 Adjustments: Gains on dispositions of property – other (1) (10.6) (7.8) — Impairment of long-lived assets – controlling interest (2) — — 315.1 Restructuring activities, net (1.6) (3.7) 10.9 Loss on extinguishment of debt – controlling interest (3) — 4.6 5.0 Interest expense, net (4) (1.0) — — Pension plan settlement (2.8) (0.6) 151.5 Adjusted Profit Before Tax $ 71.9 $ 47.9 $ 36.8 Denominator: Total stockholders' equity $ 1,261.1 $ 1,296.8 $ 2,016.0 Noncontrolling interest (255.2) (267.0) (277.2) Accumulated other comprehensive (income) loss (16.4) 17.0 30.9 Adjusted Stockholders' Equity $ 989.5 $ 1,046.8 $ 1,769.7 Average total stockholders' equity $ 1,279.0 $ 1,656.4 $ 2,197.5 Return on Equity (5) 6.1% 2.4% (11.4) % Average Adjusted Stockholders' Equity $ 1,018.2 $ 1,408.3 $ 1,976.5 Pre-Tax Return on Equity (6) 7.1% 3.4% 1.9%

DELIVERING GOODS for THE GOOD of ALL /// Footnotes and Reconciliations 17 Slide 4 - Rail Market Update and Commercial Overview (1) Association of American Railroads (AAR) Weekly Railcar Loadings (2) AAR Rail Time Indicators – October 1, 2022 (3) Future Lease Rate Differential (FLRD) calculates the implied change in revenue for railcar leases expiring over the next four quarters, assuming they were renewed at the most recent quarterly transacted lease rates for each railcar type. (New Lease Rates — Expiring Lease Rates) x Expiring Railcar Leases (Expiring Lease Rates x Expiring Railcar Leases) Slide 6 - Trinity Business Segment Performance Trends (1) Leasing Operations Profit Margin calculated using only revenues and operating profit from Leasing Operations including partially- owned subsidiaries and excluding lease portfolio sales. Leasing Operations is specific to revenue and operating profit reported under “Leasing and management” within the Railcar Leasing and Management Services Group. Slide 7 - Executing on Strategic Initiatives to Improve Pre-Tax ROE (1) Includes corporate revolving credit facility as part of the short-term financing structure Slide 8 - Strong Performance Trends and Key Highlights Adjusted EPS includes the following adjustments reported by the Company (each per common diluted share): ◦ Reported Q3-21 GAAP EPS was $0.22; Adjusted EPS excludes $0.04 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. ◦ Reported Q4-21 GAAP EPS was $0.16; Adjusted EPS excludes $0.03 related to the pension plan settlement refund, $0.02 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021, $0.02 related to restructuring activities, and $0.01 related to prior year carryback claims as permitted under recent tax legislation. ◦ Reported Q1-22 GAAP EPS was $0.09; Adjusted EPS excludes $0.06 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. ◦ Reported Q2-22 GAAP EPS and Adjusted EPS was $0.14. ◦ Reported Q3-22 GAAP EPS was $0.35. Adjusted EPS excludes $0.01 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. Slide 9 - Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation (1) Balances and blended average interest rate as of September 30, 2022 (2) Includes corporate revolving credit facility as part of the short-term financing structure